UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 31, 2007, Wachovia Corporation (“Wachovia”) and A.G. Edwards, Inc. (“A.G. Edwards”) announced that they had entered into an Agreement and Plan of Merger, dated May 30, 2007, that provides, among other things, for A.G. Edwards to be merged with a wholly-owned subsidiary of Wachovia (the “Merger”). As a result of the Merger, each outstanding share of A.G. Edwards common stock will be converted into a right to receive 0.9844 shares of Wachovia common stock and $35.80 in cash.

The news release jointly issued by Wachovia and A.G. Edwards announcing the Merger is included as Exhibit (99) to this report and is incorporated into this Item 8.01 by reference (the “News Release”).

The Merger is intended to be treated as a tax-free reorganization to Wachovia and A.G. Edwards and otherwise tax free to A.G. Edwards’ shareholders, except to the extent they receive cash, and is to be accounted for as a purchase. Consummation of the Merger is subject to various conditions, including: (i) receipt of the approvals of A.G. Edwards’ shareholders; (ii) receipt of requisite regulatory approvals, including approval of banking and securities regulatory authorities and the expiration or termination of the waiting period under the Hart-Scott-Rodino Act; (iii) receipt of legal opinions as to the tax treatment of the Merger; and (iv) listing on the New York Stock Exchange, Inc., subject to notice of issuance, of Wachovia’s common stock to be issued in the Merger.

On May 31, 2007, Wachovia and A.G. Edwards intend to hold a presentation for analysts, investors and others regarding the proposed Merger (the “Meeting”), which will be accessible via the Internet and by conference call. At the Meeting, Wachovia and A.G. Edwards will discuss certain financial and other information relating to the Merger, and intend to hold a live question and answer session following such discussion. Information regarding the Meeting is included in the News Release.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99)	The News Release.

*                                         *                                        *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, A.G. Edwards and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements relating to the benefits of the merger between Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion to reported earnings that may be realized from the Golden West Merger, (iii) statements regarding certain of Wachovia’s and/or A.G. Edwards’ goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). These statements are based upon the current beliefs and expectations of Wachovia’s and/or A.G. Edwards’ management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control).

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or A.G. Edwards in connection with the Merger or the businesses of Wachovia and Golden West in connection with the Golden West Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of A.G. Edwards’ shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or A.G. Edwards conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s and A.G. Edwards’ brokerage and capital markets activities; (12) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger and the Golden West Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of Wachovia’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on Wachovia’s and/or A.G. Edwards’ businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the Merger, the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to A.G. Edwards’ shareholders for their consideration. Wachovia will file a registration statement with the SEC, which will include a proxy statement/prospectus regarding the proposed Merger. A.G. Edwards’ shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and A.G. Edwards, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.wachovia.com and www.agedwards.com. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-383-0798; or to A.G. Edwards, Inc., Investor Relations, One North Jefferson Avenue, St. Louis, MO 63103, (314) 955-3000.

Wachovia and A.G. Edwards, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of A.G. Edwards in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 9, 2007. Information about the directors and executive officers of A.G. Edwards is set forth in the proxy statement for A.G. Edwards’ 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on May 15, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: May 31, 2007	By:	/s/ Thomas J. Wurtz
	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
(99)	The News Release